Exhibit 10.1

AMENDMENT NUMBER ONE

TO THE

FORTUNE BRANDS HOME & SECURITY, INC.

2013 LONG-TERM INCENTIVE PLAN

The Fortune Brands Home & Security, Inc. 2013 Long-Term Incentive Plan (the “Plan”) is hereby amended, effective as August 2, 2016, as follows:

1.	Parenthetical (c) in the first paragraph of Section 1.5 of the Plan shall read as follows:

“(c) the use of shares to satisfy the minimum statutory withholding taxes related to an award,”

2.	The third sentence of Section 5.5 of the Plan shall read in its entirety as follows:

“Shares of Common Stock to be delivered to the Company or withheld from the Holder may not have an aggregate Fair Market Value in excess of the amount determined by applying the maximum statutory withholding rate in the applicable jurisdiction.”

This amendment shall also be deemed to apply to all outstanding awards agreements entered into under the 2013 Long-Term Incentive Plan.

***

IN WITNESS WHEREOF, the Company has caused this instrument to be executed by its duly authorized agent as of August 2, 2016.

FORTUNE BRANDS HOME & SECURITY, INC.

By:	/s/ Robert K. Biggart
Name:	Robert K. Biggart
Title:	Senior Vice President, General Counsel and Secretary

2